UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2021
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AMETEK, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		1-12981	14-1682544
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

1100 Cassatt Road
Berwyn,	Pennsylvania		19312
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (610) 647-2121
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value (voting)	AME	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Karleen M. Oberton was appointed to the Board of Directors of AMETEK, Inc., or the “Company,” effective February 9, 2021, to serve as a Class III Director until the 2021 Annual Meeting. Ms. Oberton joined the Board as an independent director. There is no arrangement or understanding between Ms. Oberton and any other person pursuant to which she was appointed as a director.
Non-employee directors receive compensation for service as a director as described in the Company’s proxy statement for the 2020 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on March 24, 2020. Non-employee directors receive an annual basic retainer fee of $100,000, payable in advance in equal quarterly installments. Accordingly, Ms. Oberton will receive the pro rata portion of the annual fee for 2021. Non-employee directors also receive an annual equity award with a target value of $155,000.
On February 11, 2021, the Company issued a press release announcing Ms. Oberton’s appointment, a copy of which is attached as Exhibit 99.1 hereto and is hereby incorporated by reference in this Form 8-K.
Item 8.01 Other Events
On February 11, 2021, AMETEK, Inc. issued a press release announcing that its Board of Directors has approved an 11% increase in its quarterly cash dividend on its common stock to $0.20 per share from $0.18 per share. A copy of the release is attached as Exhibit 99.2 hereto and is hereby incorporated by reference in this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated February 11, 2021, “AMETEK Announces Appointment of Karleen Oberton to Board of Directors”.

99.2	Press release dated February 11, 2021, “AMETEK Increases Quarterly Dividend”.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMETEK, Inc.

February 11, 2021	By:	/s/ THOMAS M. MONTGOMERY
Name: Thomas M. Montgomery
Title: Senior Vice President - Comptroller